Filed Pursuant to 497(a)

File No 333-218821

Rule 482ad

HARVEST CAPITAL CREDIT CORPORATION PRICES PUBLIC OFFERING OF NOTES

NEW YORK, August 21, 2017 — Harvest Capital Credit Corporation (NASDAQ: HCAP) (the “Company”) announced today the pricing of its public offering of $25.0 million in aggregate principal amount of its 6.125% notes due 2022 (the “Notes”). The Notes will mature on September 15, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after September 15, 2019. The Notes will bear interest at a rate of 6.125% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning September 15, 2017. The Company has also granted the underwriters a 30-day option to purchase up to an additional $3.75 million in aggregate principal amount of Notes to cover over-allotments, if any.

The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about August 24, 2017. The Company intends to apply to list the Notes on the NASDAQ Global Market, and if the application is approved, expects trading in the Notes to begin within 30 days from the original issue date.

Keefe, Bruyette & Woods, A Stifel Company, is acting as sole book-running manager of this offering. Janney Montgomery Scott LLC and William Blair & Company L.L.C. are acting as co-lead managers for the offering. BB&T Capital Markets is acting as a co-manager for the offering.

The Company intends to use all of the net proceeds from this offering to redeem outstanding indebtedness under its 7.00% fixed-rate notes due 2020 (the “2020 Notes”), which currently amounts to $27.5 million plus accrued and unpaid interest, and, to the extent the underwriters’ overallotment option is exercised and the proceeds from this offering exceed the redemption price of the 2020 Notes, then to repay borrowings under its revolving credit facility.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The offering is being made pursuant to the Company’s registration statement on Form N-2, previously filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”). The preliminary prospectus dated August 21, 2017, which has been filed with the SEC as part of the effective registration statement, contains this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus and this press release is not complete and may be changed. This press release is not an offer to sell any securities of the Company and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus, copies of which may be obtained from: Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 Seventh Avenue, Fourth Floor, New York, NY 10019 (telephone number 1-800-966-1559).

About Harvest Capital Credit Corporation

Harvest Capital Credit Corporation (NASDAQ: HCAP) provides customized financing solutions to privately held small and mid-sized companies in the U.S., generally targeting companies with annual revenues of less than $100 million and annual EBITDA of less than $15 million. The Company’s investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt and, to a lesser extent, minority equity investments. Harvest Capital Credit Corporation is externally managed and has elected to be treated as a business development company under the Investment Company Act of 1940.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to Harvest Capital Credit Corporation's securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of Harvest Capital Credit Corporation, including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in Harvest Capital Credit Corporation’s prospectus. Harvest Capital Credit Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Investor & Media Relations Contacts

Harvest Capital Credit Corporation

Richard Buckanavage	Craig Kitchin
President & Chief Executive Officer	Chief Financial Officer
(212) 906-3592 rbuckanavage@harvestcaps.com	(678) 392-3150 ckitchin@harvestcaps.com